MID ATLANTIC MEDICAL SERVICES, INC.
                STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS


         AGREEMENT ("Agreement") dated this 1st day of May, 1998 by and between Mid Atlantic Medical Services, Inc., a Delaware corporation ("Corporation"), and the person indicated on the attached Face Sheet, a non-employee director of the Corporation and/or one of its subsidiaries ("Optionee").

         WHEREAS, the Corporation desires to have Optionee continue to serve on its Board of Directors and to provide Optionee with an incentive by sharing in the success of the Corporation;

         WHEREAS, in order to provide such an incentive to its key employees and non-employee directors, the Corporation has adopted the Mid Atlantic Medical Services, Inc. 1998 Non-Qualified Stock Option Plan ("Plan");

         WHEREAS, the option granted hereby is not intended to qualify as an "incentive stock option" within the meaning of Section 422 or any successor provision of the Internal Revenue Code of 1986, as amended; and

         WHEREAS, unless otherwise provided herein, capitalized terms used in this Agreement shall have the meaning given them in the Plan;

         NOW,   THEREFORE,   in   consideration  of  the  mutual  covenants  and
representations herein contained and intending to be legally bound, the parties hereto agree as follows:

         1. Number of Shares and Price. The Corporation hereby grants to the Optionee an option ("Option") to purchase the number of shares of Common Stock set forth on the attached Face Sheet of this Agreement. The exercise price per share of Common Stock of the Option shall be as is set forth on the attached Face Sheet of this Agreement, such price being the Fair Market Value per share of Common Stock on the Date of Grant of the Option. The Option is not intended to qualify as an "incentive stock option" under Section 422 of the Code.

         2. Term and Exercise. The Option shall expire five (5) years from the date hereof. The Option shall become exercisable in installments as set forth on the attached Face Sheet of this Agreement; provided, however, that, if the Optionee is removed for Cause, the Option shall cease to continue to become exercisable on or after the date of such removal. If the Optionee's service with the Corporation terminates for any reason or if the Optionee ceases to be a Non-Employee Director, the Option shall continue to become exercisable in accordance with the preceding sentence and may be exercised until the Option expires in accordance with the first sentence of this Section 2. Accordingly, if the Optionee is removed for Cause, he or she may continue to exercise the Option until the Option expires in accordance with the first sentence of this Section 2, but only to the extent that (a) the Option became exercisable prior to the date of such removal and (b) it was not previously exercised.



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         Notwithstanding  anything  to the  contrary  in this  Section 2, in the event one of the events specified in Section 8.05(d)(i), (ii), (iii) or (iv) of the Plan occurs, the provisions of such Section 8.05(d) shall determine when the Option becomes exercisable, when it may be exercised and when it expires.

         3. Exercise Procedures. The Option shall be exercisable by written notice to the Corporation, which must be received by the Secretary of the Corporation not later than 5:00 P.M. local time at the principal executive office of the Corporation on the expiration date of the Option. Such written notice shall set forth (a) the number of shares of Common Stock being purchased,
(b) the total exercise price for the shares of Common Stock being purchased, (c) the exact name as it should appear on the stock certificate(s) to be issued for the shares of Common Stock being purchased, and (d) the address to which the stock certificate(s) should be sent. The exercise price of shares of Common Stock purchased upon exercise of the Option shall be paid in full (a) in cash,
(b) by delivery to the Corporation of shares of Common Stock (which shares of Common Stock must have been held for at least six months), (c) in any combination of cash and shares of Common Stock, or (d) by delivery of such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program approved by the Committee). In the event that any shares of Common Stock shall be transferred to the Corporation to satisfy all or any part of the exercise price, the part of the exercise price deemed to have been satisfied by such transfer of shares of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Corporation. Any shares of Common Stock tendered in payment shall be duly endorsed in blank or accompanied by stock powers duly endorsed in blank. The Optionee may not transfer to the Corporation in satisfaction of the exercise price any fraction of a share of Common Stock, and any portion of the exercise price that would represent less than a full share of Common Stock must be paid in cash by the Optionee. Subject to Section 7 hereof, certificates for the purchased shares of Common Stock will be issued and delivered to the Optionee as soon as practicable after the receipt of such payment of the exercise price; provided, however, that delivery of any such shares of Common Stock shall be deemed effected for all purposes when a stock transfer agent of the Corporation shall have deposited such certificates in the United States mail, addressed to Optionee, at the address set forth on the last page of this Agreement or to such other address as Optionee may from time to time designate in a written notice to the Corporation. The Optionee shall not be deemed for any purpose to be a shareholder of the Corporation in respect of any shares of Common Stock as to which the Option shall not have been exercised, as herein provided, until such shares of Common Stock have been issued to Optionee by the Corporation hereunder.

         4. Plan Provisions Control Option Terms; Modifications. The Option is granted pursuant and subject to the terms and conditions of the Plan, the provisions of which are incorporated herein by reference. In the event any provision of this Agreement shall conflict with any of the terms in the Plan as constituted on the Date of Grant, the terms of the Plan as constituted on the Date of Grant shall control. Except as provided in Section 8.05 of the Plan, the Option shall not be modified after the Date of Grant except by express written agreement between the Corporation and the Optionee; provided, however, that any such modification (a) shall not be



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



inconsistent with the terms of the Plan, and (b) shall be approved by the Committee. No modifications may be made to the Option while the Optionee is subject to Section 16(b) of the Exchange Act except in compliance with Rule 16b-3.

         5. Limitations on Transfer. The Option may not be assigned or transferred other than by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code, Title I of ERISA or the rules thereunder.

         6. Taxes. The Corporation shall be entitled to withhold (or secure payment from the Optionee in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Corporation with respect to any shares of Common Stock issuable under this Agreement, and the Corporation may defer issuance of shares of Common Stock upon the exercise of the Option unless the Corporation is indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee or its delegate and shall be payable by the Optionee at such time as the Committee determines. The Optionee may satisfy his or her tax withholding obligation by (a) having cash withheld from the Optionee's salary or other compensation payable by the Corporation or a Subsidiary, (b) the payment of cash to the Corporation, (c) the payment in shares of Common Stock already owned by the Optionee valued at Fair Market Value, and/or (d) the withholding from the Option, at the appropriate time, of a number of shares of Common Stock sufficient, based upon the Fair Market Value of such shares of Common Stock, to satisfy such tax withholding requirements. The Committee shall be authorized, in its sole and absolute discretion, to establish such rules and procedures relating to any such withholding methods as it deems necessary or appropriate, including, without limitation, rules and procedures relating to elections to have shares of Common Stock withheld upon exercise of the Option to meet such withholding obligations.

         7. No Exercise in Violation of Law. Notwithstanding any of the provisions of this Agreement, the Optionee hereby agrees that he or she will not exercise the Option granted hereby, and that the Corporation will not be obligated to issue any shares of Common Stock to the Optionee hereunder, if the exercise thereof or the issuance of such shares of Common Stock shall constitute a violation by the Optionee or the Corporation of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Committee shall be final, binding and conclusive.

         8. Securities Law Compliance. The Optionee agrees, for the Optionee and his or her Beneficiaries, with respect to all shares of Common Stock acquired pursuant to the terms and conditions of the Plan and the Option (or any other shares of Common Stock issued pursuant to a stock dividend or stock split thereon or any securities issued in lieu thereof or in substitution or exchange therefor), that the Optionee and his or her Beneficiaries will not sell or otherwise dispose of these shares except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or except in a transaction that, in the opinion of counsel for the Corporation, is exempt from registration under the Act. Further, the Corporation shall not be required to sell or issue any shares under the Option if, in the opinion of the Corporation, (a) the issuance of such shares would constitute a violation by the Optionee or the Corporation of any



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



applicable law or regulation of any government authority or (b) the consent or approval of any governmental body is necessary or desirable as condition of, or in connection with, the issuance of such shares.

         9. Adjustments. The existence of the Option shall not affect in any way the right or power of the Corporation or its directors or shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred stock or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         10. Dispute Resolution. As a condition of granting the Option, the Optionee agrees, for the Optionee and his or her Beneficiaries, that any dispute or disagreement that may arise under or as a result of or pursuant to the Plan and the Option shall be determined by the Committee in its sole discretion, and any interpretation by the Committee of the terms of the Plan and Option shall be final, binding and conclusive.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

ATTEST:                                     MID ATLANTIC MEDICAL SERVICES, INC.


__________________________          By:   ___________________________________
                                          George T. Jochum, Chairman,
                                          President and Chief Executive Officer


                                    By:   ____________________________________
                                          Member of the Stock Option Committee

WITNESS:                            OPTIONEE

--------------------------                ____________________________________





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



                                                    FACE SHEET

Notice Addresses:

         Optionee:

                  -----------------------
                  4 Taft Court
                  Rockville, Maryland 20850

         Corporation:

                  Mid Atlantic Medical Services, Inc.
                  4 Taft Court
                  Rockville, Maryland 20850
                  Attention:  Secretary

Grant Date:                                 _________________

Total Options Granted:                      _________________

Exercise Price per share of Common Stock:   $________________

Vesting Schedule:
                                Number of Shares
         Date                               (Non-Cumulative)

         06/01/1999                                ___
         06/01/2000                                ___
         06/01/2001                                ___


Expiration Date:

         Optioned shares must be purchased within five years from the date of grant, which is May 1, 1998. That is, all options must be exercised by April 30, 2003.